                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 25, 2005

                       Peoples Ohio Financial Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


         OHIO                          0-49619                   31-1795575
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


                 635 South Market Street Troy, Ohio      45373
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code     937.339.5000




         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K


Item 8.01  Other Events.

     The following was contained in a press release issued by Peoples Ohio Financial Corporation on January 25, 2005:


                       PEOPLES OHIO FINANCIAL CORPORATION
                               FINANCIAL OVERVIEW
                           SECOND QUARTER FISCAL 2005

Peoples Ohio Financial Corporation (the "Company"), the holding company for Peoples Savings Bank (the "Bank"), reported earnings of $862,000 for the six months ended December 31, 2004, a decline of $42,000, or 4.7%, from the $904,000 reported for the same period in 2003. Basic and fully diluted earnings per share were $0.12 for the six months ended December 31, 2004, and 2003.

Net interest income was $3,486,000 for the six months ended December 31, 2004, $4,000 or 0.1%, less than the $3,490,000 reported for the six months ended December 31, 2003. While the Bank continues to be primarily a mortgage lender, it's focus on shorter-term interest earning assets over the past twenty-four months has resulted in an overall loan portfolio of shorter duration with a slightly lower overall yield. Total interest income was $5,463,000 for the six months ended December 31, 2004, a decline of $208,000, or 3.7% from the $5,671,000 reported during the six months ended December 31, 2003. Average loans outstanding were unchanged during each of the six month periods while the average yield earned on loans declined. The decline in interest income was offset by a $204,000 or 9.4% decline in interest expense during the same period and was primarily due to a decline in the average balance of certificates of deposit during the six months ended December 31, 2004 in comparison to the same period during 2003.

Noninterest income was stable at $1,037,000 for the first six months of fiscal 2005, compared to the $1,048,000 recorded for the six months ended December 31, 2003, as increases in service charges on deposit accounts of $38,000, were more than off-set by a decline in revenue generated by trust operations of $52,000.

Noninterest expense was $3,181,000 for the first six months of fiscal 2005, $48,000 or 1.5 % higher than the $3,133,000 reported for the six months ended December 31, 2003.

Net income for the second quarter of fiscal 2005 was $441,000, $51,000 or 13.1% higher than quarterly net income of $390,000 earned in the second quarter of fiscal 2004. Net interest income for the second quarter of fiscal 2005 was $1,767,000 compared to $1,717,000 for the second quarter of fiscal 2004. Noninterest income was $494,000 for the second quarter of fiscal 2005 and $524,000 for the second quarter of fiscal 2004. Noninterest expense was $1,571,000 for the second quarter of fiscal 2005 and $1,623,000 for the second quarter of fiscal 2004.

Total assets at December 31, 2004 were $ 188.6 million, compared to $ 193.2 million at June 30, 2004, as the Bank used a portion of the proceeds from security maturities to originate loans as well as paying off borrowings from the Federal Home Loan Bank.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Peoples Ohio Financial Corp. stock is traded over the counter under the symbol "POHF." Sweeney Cartwright & Co. (Contact George Geissbuhler at 1-800-334-7481) and Robert W. Baird, Investments (Contact Bob Lucas at 1-888-223-3296) act as market-makers for the Company's stock.





Peoples Ohio Financial Corporation
Condensed, Consolidated Balance Sheets
December 31, 2004 and June 30, 2004
(in thousands)

                                                          December 31, 2004      June 30, 2004
                                                          -----------------      -------------
                                                              (unaudited)
Assets
 Cash and Cash equivalents                                      $  6,242            $ 10,875
 Investment securities                                             5,472              16,242
 Loans, net                                                      161,606             150,735
 FHLB stock                                                        5,605               5,487
 Bank-owned life insurance                                         4,281               4,196
 Other assets                                                      5,354               5,661
                                                                --------            --------
     Total assets                                               $188,560            $193,196
                                                                ========            ========

Liabilities and shareholders' equity
 Deposits                                                       $109,237            $114,223
 FHLB advances                                                    52,621              53,295
 Other liabilities                                                 1,760                 821
                                                                --------            --------
      Total liabilities                                          163,618             168,339
 Equity from ESOP shares                                             457                 466
 Shareholders' equity                                             24,485              24,391
                                                                --------            --------
      Total liabilities and shareholders' equity                $188,560            $193,196
                                                                ========            ========



Peoples Ohio Financial Corporation
Condensed, Consolidated Statements of Income
For the Six Months Ended December 31
(unaudited, in thousands, except share data)

                                                             Period ended         Period ended
                                                           December 31, 2004    December 31, 2003
                                                           -----------------    -----------------
Interest income                                                 $  5,463            $  5,671
Interest expense                                                   1,977               2,181
                                                                --------            --------
   Net interest income                                             3,486               3,490
Provision for loan losses                                             60                  60
                                                                --------            --------
   Net interest income after provision for loan loss               3,426               3,430
Noninterest income                                                 1,037               1,048
Noninterest expense                                                3,181               3,133
Income tax expense                                                   419                 441
                                                                --------            --------
     Net income                                                 $    862            $    904
                                                                ========            ========
Earnings per share:
   Basic                                                        $   0.12            $   0.12
                                                                ========            ========
   Diluted                                                      $   0.12            $   0.12
                                                                ========            ========
Dividends per share                                             $  0.065            $  0.060
                                                                ========            ========


Peoples Ohio Financial Corporation
Condensed, Consolidated Statements of Income
For the Three Months Ended December 31
(unaudited, in thousands, except share data)

                                                             Quarter ended         Quarter ended
                                                           December 31, 2004     December 31, 2003
                                                           -----------------     -----------------
Interest income                                                 $  2,755             $  2,760
Interest expense                                                     988                1,043
                                                                --------             --------
   Net interest income                                             1,767                1,717
Provision for loan losses                                             30                   30
                                                                --------             --------
   Net interest income after provision for loan loss               1,737                1,687
Noninterest income                                                   494                  524
Noninterest expense                                                1,571                1,623
Income tax expense                                                   219                  198
                                                                --------             --------
     Net income                                                 $    441             $    390
                                                                ========             ========
Earnings per share:
   Basic                                                        $   0.06             $   0.05
                                                                ========             ========
   Diluted                                                      $   0.06             $   0.05
                                                                ========             ========


Peoples Ohio Financial Corporation
Selected Financial Data
(unaudited, in thousands)

                                                                As of                As of
                                                          December 31, 2004     December 31, 2003
                                                          -----------------     -----------------
Total assets                                                    $188,560             $192,536
Investment securities                                              5,472               20,021
Total loans                                                      162,444              152,046
Allowance for loan losses (ALL)                                      838                  860
ALL to total loans                                                  0.52%                0.57%
Non-performing assets                                           $  1,056             $  1,644



                          Three months ended      Three months ended    Six months ended         Six months ended
                          December 31, 2004       December 31, 2003     December 31, 2004        December 31, 2003
                          -----------------       -----------------     -----------------        -----------------
ROA (annualized)                0.92%                   0.79%                 0.90%                     0.90%
ROE (annualized)                7.26%                   6.42%                 7.09%                     7.43%


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEOPLES OHIO FINANCIAL CORPORATION



                                            By: /s/ Ronald B. Scott
                                                ------------------------------
                                                Ronald B. Scott
                                                President


Date:  January 25, 2005